SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 3, 2001



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



         Delaware                     0-20879                    95-4580642
         --------                     -------                    ----------
(State or other jurisdiction     (Commission File           (IRS Employer
 of incorporation)                Number)                    Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. Other Events.

     Press Release. The press release of the Registrant dated July 3, 2001, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7. Financial Statements And Exhibits.

     (c) Exhibits.


                                  Exhibit Index
                                  -------------

Exhibit
Number        Description
------        -----------

99.1          Press release dated July 3, 2001.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 5, 2001                 PYR ENERGY CORPORATION



                                    By: /s/ Andrew P. Calerich
                                    --------------------------
                                    Andrew P. Calerich
                                    Vice President and Chief Financial Officer